EXHIBIT 99.1

EXECUTION VERSION

20,000,000 Shares

CHESAPEAKE ENERGY CORPORATION

Common Stock

UNDERWRITING AGREEMENT

December 8, 2005

UBS SECURITIES LLC

BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE FIRST BOSTON LLC

LEHMAN BROTHERS INC.

RAYMOND JAMES & ASSOCIATES, INC

As Representatives (the “Representatives”) of the Several Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171-0026

Dear Sirs:

1. Introductory. Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”) 20,000,000 shares (“Firm Securities”) of its Common Stock (“Securities”) and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 3,000,000 additional shares (“Optional Securities”) of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations (the “Rules and Regulations”) thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-130196) under the Act (the “registration statement”). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. Such registration statement, as so amended, has become automatically effective under the Act upon filing with the Commission.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time.

The Company has furnished to the Underwriters, for use by the Underwriters and by dealers in connection with the offering of the Offered Securities, copies of one or more “preliminary prospectus supplements” relating to the Offered Securities.

Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement relating to the Offered Securities, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished by the Company to the Underwriters and attached to or used with such preliminary prospectus supplement.

Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any basic prospectus furnished by the Company to the Underwriters in connection with the offering of the Offered Securities and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement relating to the Offered Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Underwriters for use by the Underwriters and by dealers in connection with the offering of the Offered Securities.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Offered Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, a “Road Show”).

“Applicable Time” means 4:30 pm (Eastern time) on the date of this Agreement.

“Disclosure Package,” as used herein, means the Pre-Pricing Prospectus included in the Registration Statement immediately prior to the Applicable Time and each Permitted Free Writing Prospectus (other than a Road Show), if any, issued at or prior to the Applicable Time.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Company Filed Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Company Filed Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company hereby agrees with the Underwriters as follows:

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

(a) The Registration Statement relating to the Offered Securities has been filed with the Commission and has become effective under the Act; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, the Pre-Pricing Prospectus, the Prospectus Supplement or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, after due inquiry, are contemplated by the Commission. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

(b) (1) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each Closing Date (as defined below), and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities, will comply, in all material respects, with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement have been and will be so described or filed; (2) the conditions to the use of Form S-3 in connection with the offering and sale of the Offered Securities as contemplated hereby have been satisfied; (3) the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act), and, as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Act; (4) the Registration Statement meets, and the offering and sale of the Offered Securities as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); (5) the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (6) each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; (7) the Pre-Pricing Prospectus, as of its date did not, as of the date hereof does not, and as of each Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time on such dates did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (8) each Basic Prospectus complied or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at each Closing Date, will comply, in all material respects, with the requirements of the Act; (9) the Basic Prospectus, as of the date it was filed with the Commission did not, as of the date hereof does not, and as of each Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time on such dates did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (10) each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, each Closing Date, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); (11) at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at (i) the later of the First Closing Date (as defined below), the latest Optional Closing Date (as defined below), if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities or (ii) the time that the Company notified or notifies each Representative as described in the final sentence of this Section 2(b), did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (12) no Permitted Free Writing Prospectus, at the time of its filing, conflicted with the information contained in, or incorporated by reference in, the Registration Statement on file at such time; (13) at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at (i) the Closing Date or (ii) the time that the Company notified or notifies each Representative as described in the final sentence of this Section 2(b), did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; (14) each Company Filed Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time following issuance of a Prospectus Supplement or a Permitted Free Writing Prospectus there occurred or occurs an event or development as a result of which such Prospectus Supplement or Permitted Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify each Representative and (ii) the Company has promptly amended or will promptly amend or supplement such Prospectus Supplement or Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(c) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Offered Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Securities, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Offered Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Offered Securities, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered Securities contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Offered Securities contemplated hereby is solely the property of the Company.

(d) The Company Filed Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations.

(e) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Oklahoma, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to individually or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(f) Each subsidiary of the Company has been duly organized and is in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; and each subsidiary of the Company is duly qualified to do business and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except where the failure to be so qualified would not reasonably be expected to individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock or similar equity interests of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or similar equity interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(g) The Offered Securities and all other outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof, if any, contained in the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the stockholders of the Company have no preemptive rights with respect to the Securities.

(h) Except as disclosed in the Pre-Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(i) The Offered Securities have been approved for listing on the NYSE, subject to notice of issuance.

(j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

(k) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and compliance with the terms and provisions hereof, will result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or similar organizational documents) of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

(l) This Agreement has been duly authorized, executed and delivered by the Company.

(m) Except as disclosed in the Pre-Pricing Prospectus and the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, including, without limitation, all oil and gas producing properties of the Company and its subsidiaries, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and, except as disclosed in the Company Filed Documents, the Company and its subsidiaries hold any leased real or personal property, including, without limitation, all oil and gas producing properties of the Company and its subsidiaries, under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(n) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

(o) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

(p) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of, or conflict with, asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

(q) Except as disclosed in the Pre-Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws which violation, contamination, liability or claim would reasonably be expected to individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(r) Except as disclosed in the Pre-Pricing Prospectus and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company’s knowledge, contemplated.

(s) The financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

(t) Except as disclosed in the Pre-Pricing Prospectus and the Prospectus, since the date of the latest audited financial statements incorporated by reference in the Pre-Pricing Prospectus and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in the Pre-Pricing Prospectus and the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(u) The Company is not, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the sales will it be, and, after giving effect to the offering and sale of the Offered Securities and the application of proceeds thereof as described in the Pre-Pricing Prospectus and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940.

(v) The Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(w) The statistical and market related data and forward looking statements included in the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectus, if any, are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represents its good faith estimates that are made on the basis of data derived from such sources.

(x) Neither the Company nor any of its subsidiaries has any liability for any prohibited transaction or accumulated funding deficiency (within the meaning of Section 412 of the Internal Revenue Code) or any complete or partial withdrawal liability (within the meaning of Sections 4203 and 4205 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), respectively), with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each of its subsidiaries is in compliance in all material respects with all applicable provisions of ERISA.

(y) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any subsidiary, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company made available to the Purchasers or their counsel for review true and complete copies of all minutes or draft minutes of meetings, or resolutions adopted by written consent, of the board of directors of the Company and each subsidiary and each committee of each such board in the past three years, and all agendas for each such meeting for which minutes or draft minutes do not exist.

(z) None of the information on (or hyperlinked from) the Company’s website at www.chkenergy.com includes or constitutes a “free writing prospectus” as defined in Rule 405 under the Act, other than a Permitted Free Writing Prospectus, and the Company does not maintain or support any website other than www.chkenergy.com.

(aa) The Company has not received any written comments from the Commission staff in connection with the Company’s reports under the Exchange Act that remain unresolved.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $30.28025 per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company at the office of Cravath, Swaine & Moore LLP, at 10:00 A.M., New York time, on December 14, 2005, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Cravath, Swaine & Moore LLP at least 24 hours prior to the First Closing Date.

In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The

Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name in Schedule A hereto bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company, at the above office of Cravath, Swaine & Moore LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Cravath, Swaine & Moore LLP at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Pre-Pricing Prospectus and the Prospectus.

5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

(a) The Company will file the Prospectus Supplement with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5), such consent not to be unreasonably withheld or delayed) not later than the second business day following the execution and delivery of this Agreement. The Company will also file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act.

(b) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus and will not undertake any such amendment or supplement if the Representatives reasonably object in writing thereto; and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered (whether physically or through compliance with Rule 172 under the Act) in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus to comply with the Act, the Company promptly will notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(d) As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company’s most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Act.

(e) The Company will furnish to the Representatives copies of the Registration Statement in the form it became effective (including all exhibits) and of all amendments thereto, any related preliminary prospectus, any related preliminary prospectus supplement, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be required to be) delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request. The Prospectus shall be so furnished on or prior to 3:00 pm, New York time, on the business day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

(g) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the printing of memoranda relating thereto, and for expenses incurred in distributing preliminary prospectuses, preliminary prospectus supplements and the Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Permitted Free Writing Prospectuses to investors or prospective investors; provided that on the First Closing Date, the Underwriters (acting collectively) will reimburse the Company for up to $150,000 of expenses incurred by the Company in the performance of its obligations under this Agreement.

(h) For a period of 90 days after the date of this Agreement, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of UBS Securities LLC (“UBS”) except (i) grants of employee and director stock options or restricted stock pursuant to the terms of a plan in effect on the date hereof, (ii) issuances of Common Stock pursuant to the exercise of options, preferred stock, contingent convertible senior notes or warrants outstanding on the date of the initial offering of the Offered Securities, (iii) issuances of Common Stock in exchange for preferred stock of the Company outstanding on the date of the initial offering of the Offered Securities and (iv) the filing of a registration statement in accordance with a registration rights agreement relating to any preferred stock or contingent convertible senior notes of the Company outstanding on the date of the initial offering of the Offered Securities.

(i) The Company will comply with Rule 433(g) under the Act.

(j) The Company will pay the fees applicable to the Registration Statement in connection with the offering of the Offered Securities within the time required by Rule 456 under the Act (without reliance on subsection (b)(1)(i) thereof) and in compliance with Rule 457(r) under the Act.

(k) The Company will not, at any time at or after the execution of this Agreement without the consent of the Representatives, offer or sell any Offered Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Securities, in each case other than the Prospectus.

6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) The Representatives shall have received a letter (the “Initial Comfort Letter”), dated on or prior to the date of this Agreement, of PricewaterhouseCoopers LLP in form and substance satisfactory to the Representatives and PricewaterhouseCoopers LLP, which comfort letter shall address, without limitation, the various financial disclosures, if any, set forth in the Registration Statement, the Disclosure Package and the Prospectus.

(b) The Prospectus Supplement shall have been filed with the Commission in accordance with the Act and Section 5(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

(c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or acts of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

(d) The Representatives shall have received an opinion, dated such Closing Date, of Vinson & Elkins L.L.P., counsel for the Company, that:

(i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Oklahoma, with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus.

(ii) Each subsidiary of the Company has been duly organized and is in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its property and conduct its business as described in the Disclosure Package and the Prospectus; except where the failure to be so qualified would not reasonably be expected to individually or in the aggregate have a Material Adverse Effect; and the capital stock or similar equity interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(iii) The Offered Securities delivered on such Closing Date have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Disclosure Package and the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.

(iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

(v) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and compliance with the terms and provisions hereof will result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties which is, in the experience of such counsel, customarily applicable to securities offerings or (2) any agreement or instrument filed or referenced as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, or to any report on Form 8-K or Form 10-Q filed since December 31, 2004, to which the Company or any such subsidiary is party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (3) the charter or by-laws (or similar organizational documents) of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement except in the case of clause (2) for such breaches or violations that would not have a Material Adverse Effect.

(vi) Except as disclosed in the Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the

Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to such counsel’s knowledge, contemplated.

(vii) This Agreement has been duly authorized, executed and delivered by the Company.

(viii) The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein in the manner and within the time period required by Rule 424 and in compliance with Rule 430A/B, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement, as of its effective date and as of the date of this Agreement, the Pre-Pricing Prospectus as of the Applicable Time and the date of this Agreement and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; each of the documents incorporated by reference in the Pre-Pricing Prospectus and the Prospectus, at the time it became effective or was filed with the Commission (or the time of filing of an amendment, if so amended), as the case may be, complied as to form in all material respects with the requirements of the Act or Exchange Act, as the case may be, and the Rules and Regulations; the descriptions in the Registration Statement, the Pre-Pricing Prospectus and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Pre-Pricing Prospectus and Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Pre-Pricing Prospectus or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

It is understood and agreed that certain of the opinions set forth in paragraphs (i), (ii), (iii), (v) (with respect to conflicts with charters, by-laws or similar organizational documents and with respect to certain of the documents filed as exhibits to the filings described in such paragraph) and (vii) (with respect to due authorization) may be given by the Commercial Law Group, P.C., and certain opinions in paragraphs (vi) and (viii) may be given by Henry Hood, Esq.

In addition, Vinson & Elkins L.L.P. shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, general counsel of the Company, representatives of the Underwriters and counsel for the Underwriters, at which conferences the Registration Statement and the Prospectus were discussed. Such counsel shall further state that, although they have made certain additional inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, they have not verified, are not passing on and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any documents incorporated by reference therein, based on the participation described above in the course of acting as counsel to the Company in this transaction, no information has come to their attention that has caused such counsel to believe that the Registration Statement or the Prospectus, at the date hereof and as of the Closing Date (other than the financial statements and schedules and other financial data and the oil and gas reserve data, in each case contained or incorporated by reference (including the notes thereto and auditor’s report thereon) therein, as to which such counsel need not express any comment or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such counsel shall also state that they have no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package, as of the Applicable Time, taken together with the information set out in Schedule C hereto, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statement, the Disclosure Package, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore LLP may rely as to the incorporation of the Company and all other matters governed by Oklahoma law upon the opinion of Commercial Law Group, P.C. referred to above.

(f) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, on behalf of the Company, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements included or incorporated by reference into the Disclosure Package and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Disclosure Package and the Prospectus or as described in such certificate.

(g) The Representatives shall have received a letter (the “Bring-Down Comfort Letter”), dated such Closing Date, of  PricewaterhouseCoopers LLP (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable Rules and Regulations thereunder, (ii) stating, as of the date of the Bring-Down Comfort Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, as of a date not more than three business days prior to the date of the Bring-Down Comfort Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Comfort Letter are accurate, (iii) confirming in all material respects the conclusions and findings set forth in the Initial Comfort Letter and (iv) otherwise in form and substance satisfactory in all respects to the Representatives and PricewaterhouseCoopers LLP.

(h) The Representatives shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Company, certified as of a recent date by the Secretary of State of the State of Oklahoma, (ii) a certificate of good standing for the Company, dated as of a recent date, from such Secretary of State and (iii) a certificate, dated as of a recent date, of the Secretary of State of each state in which the Company is qualified to do business as a foreign corporation under the laws of such state.

(i) The Representatives shall have received (i) a copy of the certificate or articles of incorporation (or similar organizational document), including all amendments thereto, of each of the Company’s subsidiaries, certified as of a recent date by the Secretary of State of the state in which such subsidiary is organized, (ii) a certificate of good standing for each of the Company’s subsidiaries, certified as of a recent date by the Secretary of State of the state in which such subsidiary is organized, and (iii) a certificate, dated as of a recent date, of the Secretary of State of each state in which each such subsidiary is qualified to do business as a foreign corporation (or similar entity) under the laws of each such state.

(j) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of Aubrey K. McClendon and Tom L. Ward.

(k) The Representatives shall have received a letter dated on or prior to the Closing Date, of Ernst & Young LLP in form and substance satisfactory to the Representatives and Ernst & Young LLP.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company contained herein (other than any breach of the representations and warranties set out in clauses (5), (7), (9), (11), (13) and (14) of Section 2(b) hereof) or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, each Pre-Pricing Prospectus, the Prospectus, any Permitted Free Writing Prospectus, any “issuer free writing prospectus” or any “issuer information” (each as defined in Rule 433 under the Act) of the Company, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, each Pre-Pricing Prospectus, the Prospectus, any Permitted Free Writing Prospectus, any “issuer free writing prospectus” or any “issuer information” (each as defined in Rule 433 under the Act) of the Company, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the concession and reallowance figures appearing in the second paragraph under the caption “Underwriting” and (ii) paragraphs 8 and 13 under the caption “Underwriting”.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party will not relieve it from any liability which it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if such indemnified party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), the reasonable fees and expenses of such indemnified party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any indemnified party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) (other than any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market), (v), (vi) or (vii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

10. Research Independence. In addition, the Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment bankers. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

11. No fiduciary duty. The Company acknowledges and agrees that in connection with this offering, the sale of the Offered Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Offered Securities, and such relationship between the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with the offering.

12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Underwriters, c/o UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Chesapeake Energy Corporation, 6100 North Western Avenue, Oklahoma City, Oklahoma 73118, Attention: Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

14. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Each of the Underwriters and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and several Underwriters in accordance with its terms.

Very truly yours,

CHESAPEAKE ENERGY CORPORATION
By:
/s/ MARCUS C. ROWLAND
Name: Marcus C. Rowland
Title: Executive VP, CFO

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC

BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE FIRST BOSTON LLC

LEHMAN BROTHERS INC.

RAYMOND JAMES & ASSOCIATES, INC.

Acting on behalf of themselves

and as the Representatives of

the several Underwriters.

By: UBS SECURITIES LLC,
By:
/s/ FRANCIS SCHRETTZ
Name: Francis Schrettz
Title: Managing Director

/s/ RYAN MOSS
Name: Ryan Moss
Title: Director

SCHEDULE A

Underwriter	Number of Firm Securities

UBS Securities LLC	5,000,000
Banc of America Securities LLC	2,250,000
Credit Suisse First Boston LLC	2,250,000
Lehman Brothers Inc.	2,250,000
Raymond James & Associates, Inc.	2,250,000
Bear, Stearns & Co. Inc.	825,000
Citigroup Global Markets Inc.	825,000
Deutsche Bank Securities Inc.	825,000
Goldman, Sachs & Co.	825,000
Lazard Capital Markets LLC	825,000
Petrie Parkman & Co., Inc.	825,000
Gilford Securities Incorporated	150,000
Harris Nesbitt Corp.	150,000
Howard Weil Incorporated	150,000
Jefferies & Company, Inc.	150,000
Johnson Rice & Company L.L.C.	150,000
Pritchard Capital Partners, LLC	150,000
Simmons & Company International	150,000

Total	20,000,000

SCHEDULE B

Nil

SCHEDULE C

Offering price to public: $31.46 per share

Net Proceeds to the Company after

deducting underwriters’ discount

and the estimated expenses of the offering: $605.4 million